                                                              Exhibit 10.1c(1)




                     FIRST AMENDMENT TO CREDIT AGREEMENT


           THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 15, 2001, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").


                                  RECITALS:

           WHEREAS the Borrower, certain lenders, the Agent, and certain Arrangers entered into a Credit Agreement, dated as of May 5, 2000 (the "Original Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

           WHEREAS, the Borrower and the Required Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to make certain changes therein;

           WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

           NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

           Section 1. Amendment. Section 6.04 of the Original Agreement is hereby amended by deleting the period at the end of paragraph (f) thereof, by inserting a semicolon in lieu of such period and adding, at the end of Section 6.04, a new paragraph (g) to read as follows:

                               (g) the guaranty by the Borrower of not more
                    than $8,250,000 principal amount of Indebtedness of IDI owing to lenders under the Credit Agreement, dated as of December 31, 1997, as amended from time to time, among IDI, certain Lenders and Mellon Bank, N. A., as Issuing Bank and Agent.

           Section 2. Directions to Agent. By execution of this Amendment, the Required Lenders hereby direct the Agent to execute and deliver this Amendment.

           Section 3. Miscellaneous. (a) This Amendment shall become effective upon execution and delivery hereof by the Required Lenders, the Borrower and the Agent

           (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

           (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

           (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.


                                        STEEL DYNAMICS, INC.



                                        By
                                          ----------------------------------
                                        Title:



                                        MELLON BANK, N.A., as Lender
                                          and as Agent


                                        By
                                          ----------------------------------
                                        Title:



                                        KREDITANSTALT FUR WIEDERAUFBAU



                                        By
                                          ----------------------------------
                                        Title:


                                        By
                                          ----------------------------------
                                        Title:



                                        THE HUNTINGTON NATIONAL BANK



                                        By
                                          ----------------------------------
                                        Title: